GOODWILL	12 Months Ended
Dec. 31, 2014
GOODWILL [Abstract]
GOODWILL

10. GOODWILL

The changes in carrying value of goodwill for the years ended December 31, 2013 and 2014 are as follows:

Total
US$
Balance as of December 31, 2012	17,958
Increase in goodwill related to acquisition	56,959
Foreign currency translation adjustment	1,103
Balance as of December 31, 2013	76,020
Increase in goodwill related to acquisition	243,916
Foreign currency translation adjustment	488
Balance as of December 31, 2014	320,424

The Company test goodwill for impairment at the reporting unit level on an annual basis as of November 1, and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. As of November 1, 2014, the Company tested impairment of goodwill at the level of reporting units, which comprise of security and others, mobile games and advertising and enterprise mobility.

Commencing in September 2011, in accordance with the FASB revised guidance on “Testing of Goodwill for Impairment,” a company has the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. For those reporting units where it is determined that it's more likely than not that their fair values are less than the units' carrying amounts, the Company will perform the first step of a two-step quantitative goodwill impairment test. After performing the assessment, if the carrying amounts of the reporting units are higher than their fair values, the Company will perform the second step of the two-step quantitative goodwill impairment test.

In performing the assessment, the Company took into consideration all of the events and circumstances listed in ASC 350, in addition to other entity-specific factors. For the first reporting unit where it was determined that it was more likely than not that its fair value was less than the unit's carrying amount after performing the qualitative assessment, the Company performed the first step of a two-step quantitative goodwill impairment test. For the two-step goodwill impairment test, the Company estimated the fair value with the income approach, and considered factors that included expected future cash flows, growth rates and discount rates. The fair value of the first reporting unit exceeded its carrying amount, and therefore goodwill related to the reporting unit was not impaired and the Company was not required to perform further testing. The Company performed qualitative assessments for the remaining reporting units. Based on the requirements of ASU 2011-08, the Company evaluated all relevant factors, weighed all factors in their totality and concluded that it was not more-likely-than-not the fair values were less than the carrying amounts of the remaining reporting units, and further impairment testing on goodwill was unnecessary.

The management was not aware of the occurrence of any significant events or circumstance changes from the assessment date to December 31, 2014, that would be more likely than not to reduce the fair value of reporting units below their carrying values. The Company concluded that goodwill was not impaired for the years ended December 31, 2013 and 2014.